SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Item 5. Other Events

See TECO Energy, Inc.’s press release dated July 19, 2004 filed as Exhibit 99.1 hereto and incorporated herein by reference announcing that TECO Wholesale Generation, Inc. subsidiaries have sold their interest in the Hamakua Power Station in Hawaii.

See also TECO Energy, Inc.’s press release dated July 27, 2004 filed as Exhibit 99.2 hereto and incorporated herein by reference announcing that TECO Wholesale Generation, Inc. subsidiaries have reached an agreement to sell their interest in Texas Independent Energy, LP (TIE).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated July 19, 2004 announcing that TECO Wholesale Generation, Inc. subsidiaries have sold their interest in the Hamakua Power Station in Hawaii.

99.2	Press release dated July 27, 2004 announcing that TECO Wholesale Generation, Inc. subsidiaries have reached an agreement to sell their interest in Texas Independent Energy, LP (TIE).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004	TECO ENERGY, INC.
Registrant

	By:	/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated July 19, 2004 announcing that TECO Wholesale Generation, Inc. subsidiaries have sold their interest in the Hamakua Power Station in Hawaii.

99.2	Press release dated July 27, 2004 announcing that TECO Wholesale Generation, Inc. subsidiaries have reached an agreement to sell their interest in Texas Independent Energy, LP (TIE).

4